UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2010

HEARTWARE INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street, Suite 101 Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 508.739.0950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On June 14, 2010, HeartWare International, Inc. (Nasdaq: HTWR; ASX: HIN), announced that the U.S. Food and Drug Administration has granted HeartWare conditional approval to begin enrolling an Investigational Device Exemption (IDE) destination therapy clinical study for the HeartWare® Ventricular Assist System.
A copy of the press release dated June 14, 2010 is attached as an exhibit hereto.
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1 HeartWare International, Inc. press release dated June 14, 2010.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.
Date: June 14, 2010	By:	/s/ David McIntyre
		Name:	David McIntyre
		Title:	Chief Financial Officer and Chief Operating Officer